Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company’s total income tax expense was as follows (in thousands):

	Years Ended December 31,
	2017	2016	2015
State income tax	$394	$899	$601
REIT state built-in gain tax expense	—	47	—
Federal income tax	—	19	—
Total income tax expense	$394	$965	$601

The Company’s deferred income tax expense and its ending balance in deferred tax assets and liabilities, which are recorded within accounts payable, accrued expenses and other liabilities in the accompanying consolidated balance sheets, were immaterial at December 31, 2017, 2016 and 2015.
On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted, reducing the U.S. federal corporate income tax rate from 35% to 21%, among other changes. The SEC staff issued Staff Accounting Bulletin 118, which provides guidance on accounting for the tax effects of the Act for which the accounting under ASC 740, Income Taxes (“ASC 740”) is incomplete. To the extent that a company's accounting for certain income tax effects of the Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before enactment of the Act. The Company believes the impact of the Act to its consolidated financial statements is immaterial; however, the Company is still analyzing certain aspects of the Act. Future regulatory and rulemaking interpretations or other guidance could affect the Company’s analysis and tax position.
To the extent that the Company acquires property that has been owned by a C corporation in a transaction in which the tax basis of the property carries over, and the Company recognizes a gain on the disposition of such property during the subsequent recognition period, it will be required to pay tax at the regular corporate tax rate to the extent of such built-in gain. No properties subject to state built-in gain tax were sold during 2017.
The Corporation has federal net operating loss carry-forwards for income tax purposes totaling $66.1 million for each of the years ended December 31, 2017, 2016 and 2015. These losses, which begin to expire in 2027 through 2034, are available to reduce future taxable income or distribution requirements, subject to certain ownership change limitations.
The Company files federal, state and local income tax returns. All federal tax returns for years prior to 2014 are no longer subject to examination. Additionally, state tax returns for years prior to 2013 are generally no longer subject to examination. The Company’s policy is to recognize interest related to any underpayment of income taxes as interest expense and to recognize any penalties as operating expenses. There was no accrual for interest or penalties at December 31, 2017, 2016 and 2015. The Company believes that it has appropriate support for the income tax positions taken and to be taken on its tax returns and that its accruals for tax liabilities are adequate for all open years based on an assessment of many factors, including past experience and interpretations of tax law applied to the facts of each matter.
For the years ended December 31, 2017, 2016 and 2015, common stock dividends paid were characterized for tax as follows (per share):

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Ordinary income	$0.49	$0.52	$0.42
Return of capital	0.16	0.15	0.26
Capital gain	0.07	0.03	—
Total	$0.72	$0.70	$0.68